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                                                                     Exhibit 4.2

                                  NOVELIS INC.

                          7-1/4% SENIOR NOTES DUE 2015

                          REGISTRATION RIGHTS AGREEMENT

                                                                February 3, 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901

As Representatives of the Initial Purchasers

Ladies and Gentlemen:

      Novelis Inc., a corporation organized under the laws of Canada (the "COMPANY"), proposes to issue and sell to certain purchasers (the "INITIAL PURCHASERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, $1,400,000,000 aggregate principal amount of its 7-1/4% Senior Notes due 2015 (the "NOTES"), upon the terms and conditions set forth in a Purchase Agreement, dated January 28, 2005, by and among the Company, the Guarantors (as defined below) and the Initial Purchasers (the "PURCHASE AGREEMENT") relating to the initial placement of the Notes (the "INITIAL PLACEMENT"). The Notes will be unconditionally guaranteed (the "GUARANTEES" and, together with the Notes, the "SECURITIES") on an unsecured senior basis by the entities set forth on Schedule 1 hereto (collectively, the "GUARANTORS"). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company and the Guarantors agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a "HOLDER" and, collectively, the "HOLDERS"), as follows:

      1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

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      "AFFILIATE" shall have the meaning specified in Rule 405 under the
Securities Act and the terms "controlling" and "controlled" shall have meanings correlative thereto.

      "BROKER-DEALER" shall mean any broker or dealer registered as such under the Exchange Act.

      "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or the City of Montreal.

      "CLOSING DATE" shall mean the date of the first issuance of the Securities.

      "COMMISSION" shall mean the Securities and Exchange Commission.

      "DEFERRAL PERIOD" shall have the meaning indicated in Section 4(k)(ii) hereof.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "EXCHANGE OFFER REGISTRATION PERIOD" shall mean the one year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when (i) all of the New Securities covered by the Exchange Offer Registration Statement have been distributed pursuant thereto and
(ii) an Exchanging Dealer is no longer required to deliver a prospectus in connection with sales of the New Securities.

      "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean a registration statement of the Company and the Guarantors on an appropriate form under the Securities Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "EXCHANGING DEALER" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for New Securities.

      "FINAL MEMORANDUM" shall mean the offering memorandum, dated January 28, 2005 relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

      "HOLDER" shall have the meaning set forth in the preamble hereto.

      "INDENTURE" shall mean the Indenture relating to the Securities, dated as of January [ ], 2005, between the Company, the Guarantors and The Bank of New York Trust Company, N.A, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

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      "INITIAL PLACEMENT" shall have the meaning set forth in the preamble hereto.

      "INITIAL PURCHASER" shall have the meaning set forth in the preamble hereto.

      "LOSSES" shall have the meaning set forth in Section 6(d) hereof.

      "MAJORITY HOLDERS" shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

      "MANAGING UNDERWRITERS" shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

      "NASD RULES" shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

      "NEW SECURITIES" shall mean debt securities of the Company and the Guarantors evidencing the same continuing indebtedness as the Securities and identical in all material respects to the Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the New Securities Indenture.

      "NEW SECURITIES INDENTURE" shall mean an indenture between the Company, the Guarantors and the New Securities Trustee, identical in all material respects to the Indenture (except that the transfer restrictions shall be modified or eliminated, as appropriate), which may be the Indenture if in the terms thereof appropriate provision is made for the New Securities.

      "NEW SECURITIES TRUSTEE" shall mean a bank or trust company reasonably satisfactory to the Initial Purchasers, as trustee with respect to the New Securities under the New Securities Indenture.

      "PROSPECTUS" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

      "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble hereto.

      "REGISTERED EXCHANGE OFFER" shall mean the proposed offer of the Company and the Guarantors to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities evidencing the same continuing indebtedness.

      "REGISTRABLE SECURITIES" shall mean (i) Securities other than those that have been (A) registered under a Registration Statement and disposed of in accordance therewith or (B)

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distributed to the public pursuant to Rule 144 under the Securities Act or any successor rule or regulation thereto that may be adopted by the Commission and
(ii) any New Securities resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Securities Act.

      "REGISTRATION DEFAULT" shall have the meaning set forth in Section 8 hereto.

      "REGISTRATION STATEMENT" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

      "SECURITIES" shall have the meaning set forth in the preamble hereto.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "SHELF REGISTRATION" shall mean a registration effected pursuant to
Section 3 hereof.

      "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 3(b) hereof.

      "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "SPECIAL INTEREST" shall have the meaning set forth in Section 8 hereof.

      "TRUSTEE" shall mean the trustee with respect to the Securities under the Indenture.

      "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "UNDERWRITER" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

      2. Registered Exchange Offer. (a) Unless the Company and the Guarantors determine, upon the advice of counsel, that they are not permitted to effect a Registered Exchange Offer due to any change in law or applicable interpretations thereof by the Commission or its staff, the Company and the Guarantors shall prepare, at their cost, and, not later than 180 days following the Closing Date, and shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and

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the Guarantors shall use their respective reasonable best efforts to cause the
Exchange Offer Registration Statement to become effective under the Securities Act not later than 270 days of the Closing Date.

      (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall as promptly as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is (i) not an Affiliate of the Company, (ii) acquires the New Securities in the ordinary course of such Holder's business, (iii) has no arrangements or understandings with any person to participate in the distribution of the New Securities, (iv) is not an Initial Purchaser holding the Securities that have the status of an unsold allotment remaining from an initial distribution of the Securities and (v) is not otherwise prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States, provided, that Broker-Dealers receiving New Securities in the Registered Exchange Offer will have a prospectus delivery requirement with respect to resales of such New Securities. Notwithstanding anything contained herein, the Company and the Guarantors shall not be required to make a Registered Exchange Offer in any province or territory of Canada or to accept Securities surrendered by residents of Canada in the Registered Exchange Offer unless the distribution of New Securities pursuant to such offer can be effected pursuant to exemptions from the registration and prospectus requirements of the applicable securities laws of such province or territory and, as a condition to the sale of their Securities pursuant to a Registered Exchange Offer, such Holders of Securities in Canada will be required to make certain representations to the Company, including a representation that they are entitled under the applicable securities laws of such province or territory to acquire the New Securities without the benefit of a prospectus qualified under such securities laws.

      (c) In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

            (i) mail, or cause to be mailed, to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents, and in the case of Holders in Canada, any "wrapped" version thereof used in connection with the private placement of the New Securities;

            (ii) keep the Registered Exchange Offer open for not less than 30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

            (iii) use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act, supplemented and amended as required, under the Securities Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

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            (iv)  utilize the services of a depositary for the Registered
      Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Depository Trust Company, Trustee, the New Securities Trustee or an Affiliate of any of them;

            (v) permit Holders to withdraw tendered Securities at any time prior to 5:00 p.m., New York time, on the last Business Day on which the Registered Exchange Offer is open;

            (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted by Shearman & Sterling (dated July 2, 1993); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company's and the Guarantors' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

            (vii) comply in all respects with all laws applicable to the Registered Exchange Offer.

      (d) As soon as reasonably practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

            (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

            (ii)  deliver to the Trustee for cancellation in accordance with
      Section 4(r) all Securities so accepted for exchange; and

            (iii) cause the New Securities Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

      (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) can not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or

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508, as applicable, of Regulation S-K or any successor provisions under the
Securities Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company, the Guarantors or one of its or their Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:

            (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

            (ii) such Holder is not engaged in and does not intend to engage in, and shall have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Securities Act;

            (iii) such Holder is not an Affiliate of the Company or any Guarantor; and

            (iv) if such Holder is an Exchanging Dealer, then such Holder will deliver a Prospectus in connection with a sale of any Securities received by such Holder pursuant to the Registered Exchange Offer.

      (f) If any Initial Purchaser determines that it is not eligible to sparticipate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the written request of such Initial Purchaser, the Company and the Guarantors shall issue and deliver to such Initial Purchaser or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Company and the Guarantors shall use their respective reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

      3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission or its staff, the Company and the Guarantors determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not declared effective within 270 days after the Closing Date or the Registered Exchange Offer is not consummated within 45 days of the date the Commission first declared the Exchange Offer Registration Statement effective; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in the Registered Exchange Offer other than by reason of such Holder being an affiliate of the Company (it being understood that the requirement that a Participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Securities shall not result in such New Securities being not "freely

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tradeable"); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable"; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the Company and the Guarantors shall effect, at their cost, a Shelf Registration Statement in accordance with subsection (b) below.

            (b) (i) The Company and the Guarantors shall as promptly as practicable (but in no event more than 180 days after so required or requested pursuant to this Section 3), file with the Commission and shall use their respective reasonable best efforts to cause to be declared effective under the Securities Act within 270 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by
Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

            (ii) The Company and the Guarantors shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the "SHELF REGISTRATION PERIOD") from the date the Shelf Registration Statement is declared effective by the Commission until (A) the second anniversary thereof, (B) the date upon which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold or distributed pursuant to the Shelf Registration Statement or (C) the date upon which the Securities or New Securities , as applicable, covered by the Shelf Registration Statement become eligible for resale, without regard to volume, manner of sale or other restrictions contained in Rule 144 under the Securities Act pursuant to paragraph (k) thereof. The Company and the Guarantors shall be deemed not to have used their respective reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken

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by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, and (y) permitted pursuant to Section 4(k)(ii) hereof.

            (iii) The Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

      4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

      (a)   The Company and the Guarantors shall:

            (i) furnish to each of the Representatives and to counsel for the Holders, not less than three Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose;

            (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

            (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

            (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

      (b)   The Company and the Guarantors shall ensure that:

            (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; and

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            (ii)  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (c) The Company shall advise the Representatives, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company and the Guarantors a telephone or facsimile number and address for notices, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):

            (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

            (iv) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

            (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they
      (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

      (d) The Company and the Guarantors shall use their respective reasonable best efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

      (e) The Company shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein). Such materials may be furnished by the Company in electronic format.

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      (f)   The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the Preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

      (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

      (h) The Company and the Guarantors shall as promptly as reasonably practicable deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

      (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company and the Guarantors be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where they are not then so subject or to subject itself to taxation in respect of doing business in any jurisdiction.

      (j) The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing at least three
(3) Business Days prior to the closing date of any sales of New Securities.

      (k) (i) Upon the occurrence of any event contemplated by subsections
(c)(ii) through (v) above, the Company and the Guarantors shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the

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applicable Registration Statement or an amendment or supplement to the related
Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

            (ii) Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Company and the Guarantors shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 4(a)(i) hereof, or until it is advised in writing by the Company and the Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the "DEFERRAL PERIOD") shall not exceed 60 days in any three-month period or 120 days in any twelve-month period.

      (l) Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

      (m) The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement.

      (n) The Company and the Guarantors shall cause the New Securities Indenture to be qualified under the Trust Indenture Act as required by applicable law in a reasonably timely manner.

      (o) The Company and the Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

      (p) In the case of any Shelf Registration Statement, upon the written request of the Majority Holders, the Company and the Guarantors shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions, if any, as the Majority Holders shall reasonably request, in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

      (q)   In the case of any Shelf Registration Statement, the Company shall:

            (i) make all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries reasonably available for inspection at a location where such records and documents are normally kept and during normal business hours by the Majority Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Majority Holders or any such underwriter;

            (ii) use its commercially reasonable best efforts to cause the Company's and each of the Guarantors' officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent (each, an "INSPECTOR") in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such Inspector shall first agree in writing with the Company and each of the Guarantors that any information that is reasonably designated by the Company or any Guarantor as confidential at the time of delivery of such information shall be kept confidential by such Inspector, unless (1) disclosure of such information is required by a court or administrative order or is necessary to respond to inquiries of regulatory authorities, (2) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Registration Statement or of any Prospectus) or (3) such information becomes generally available to the public other than as a result of an unauthorized disclosure or failure to safeguard such information by such Inspector.

            (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

            (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

            (v) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

            (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

      (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

      (s) The Company and the Guarantors shall use their respective reasonable best efforts if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

      (t) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Guarantors shall assist such Broker-Dealer in complying with the NASD Rules.

      (u) The Company and the Guarantors shall use their respective reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

      5. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (not to exceed $10,000) to act as counsel for the Holders in connection therewith for the reasonable fees.

      6. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company or the Guarantors may otherwise have. No indemnifying party shall be liable under this Section 6 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by the indemnifying party, which consent shall not be unreasonably withheld.

      The Company and the Guarantors also, jointly and severally, agree to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

      (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company and the Guarantors, each of its or their directors, each of its or their officers who signs such Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

      (c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of any material rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include (based on the advice of counsel to the indemnified party) both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified party) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expense of more than one separate firm (in addition to any local counsel) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

      (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively "LOSSES") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company or any of the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or any of the Guarantors within the meaning of either the Securities Act or the Exchange Act, each officer of the Company or any of the Guarantors who shall have signed the Registration Statement and each director of the Company or any of the Guarantors shall have the same rights to contribution as the Company and the Gurantors, subject in each case to the applicable terms and conditions of this paragraph (d).

      (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

      7. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders subject to the consent of the Company (which shall not be unreasonably withheld), and the Holder of Securities or New Securities covered by such Shelf Registration Statement shall be responsible for all underwriting commissions and discounts.

      (b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      8. Special Interest. If (a) on or prior to the 180th day following the Closing Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (b) on or prior to the 270th day following Closing Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective by the Commission, (c) on or prior to the 45th day following the date the Commission first declared the Exchange Offer Registration Statement effective, neither the Registration Exchange Offer has been consummated nor has the Shelf Registration Statement been declared effective, or (d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) through (d), a "REGISTRATION DEFAULT"), interest ("SPECIAL INTEREST") will accrue on the principal amount of the Transfer Restricted Securities then outstanding (in addition to the stated interest on the Securities and New Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Special Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum.

      The Special Interest provided for in this Section 8 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company be required to pay liquidated damages in excess of the applicable maximum rate per annum of one percent (1.00%) set forth above, regardless of whether one or multiple Registration Defaults exist. Notwithstanding the foregoing, the parties agree that the Initial Purchasers and Holders may pursue specific performance of this Agreement under Section 12.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

      As used herein, the term "TRANSFER RESTRICTED SECURITIES" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 8, Special Interest shall not accrue on, and the Company and the Guarantors shall not be required to pay Special Interest to a Holder of Transfer Restricted Securities if the cause of such Registration Default is the failure of such Holder to provide the Company and the Guarantors with the information required of such Holder pursuant to Item 507 or 508 of Regulation S-K under the Securities Act.

      9. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

      10. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Holders of a majority of the principal amount of Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company and the Guarantors shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Article 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Initial Purchasers and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

      11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

      (a) if to a Holder, at the most current address given by such holder to the Company and the Guarantors in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

      (b) if to the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

      (c) if to the Company and the Guarantors, initially at its address set forth in the Purchase Agreement.

      All such notices and communications shall be deemed to have been duly given when received.

      The Initial Purchasers or the Company and the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

      12. Remedies. The Company and the Guarantors agree that there would be no adequate remedy at law if the Company and the Guarantors fail to perform any of their respective obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement. The Company and the Guarantors accordingly hereby agree (i) that Initial Purchasers and any Holder may pursue specific performance of this Agreement and (ii) waive in any action for specific performance the defense that a remedy at law would be adequate.

      13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent thereto by the Company and the Guarantors, subsequent Holders of Securities and the New Securities, or the indemnified persons referred to in Section 6 hereof. The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

      14. Jurisdiction. The Company and the Guarantors agree that any suit, action or proceeding against the Company or any of the Guarantors brought by any Holder or Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Holder or Initial Purchaser, or by any person who controls any Holder or Initial Purchaser, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waive any objection which they may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Guarantors hereby appoint Corporation Service Company, 1133 Avenue of the Americas, Suite 3100, New York, NY as their authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Holder or Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Holder or Initial Purchaser, or by any person who controls any Holder or Initial Purchaser, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and the Guarantors hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Guarantors agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Guarantors. The Company and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company and the Guarantors may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Holder or Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Holder or Initial Purchaser, or by any person who controls any Holder or Initial Purchaser, in any court of competent jurisdiction in the Province of Quebec. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

      15. Currency. Each reference in this Agreement to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Company and the Guarantors in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company and the Guarantors will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company and the Guarantors not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

      16. Waiver of Immunity. To the extent that the Company and the Guarantors, the Initial Purchasers or the Holders have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company, the Guarantors, Initial Purchasers and the Holders hereby irrevocably waive and agree not to plead or claim such immunity in respect of its obligations under this Agreement.

      17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

      18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

      19. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

      20. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

      21. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company, the Guarantors or its or their Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company, the Guarantors and the several Initial Purchasers.

                                    Very truly yours,

                                    COMPANY:

                                    NOVELIS INC.

                                    By:   /s/ Geoffrey P. Batt
                                          --------------------------------------
                                          Name:   Geoffrey P. Batt
                                          Title: Senior Vice President and Chief
                                                  Financial Officer

                                    US GUARANTORS:
                                    NOVELIS CORPORATION

                                    By:   /s/ Geoffrey P. Batt
                                          --------------------------------------
                                          Name: Geoffrey P. Batt
                                          Title: Attorney-in-Fact
                                    EUROFOIL INC. (USA)

                                    By:   /s/ Geoffrey P. Batt
                                          --------------------------------------
                                          Name: Geoffrey P. Batt
                                          Title: Attorney-in-Fact
                                    NOVELIS PAE CORPORATION

                                    By:   /s/ Geoffrey P. Batt
                                          --------------------------------------
                                          Name: Geoffrey P. Batt
                                          Title: Attorney-in-Fact


                                    CANADIAN GUARANTORS:
                                    NOVELIS CAST HOUSE TECHNOLOGY LTD.

                                    By:   /s/ Geoffrey P. Batt
                                          --------------------------------------
                                          Name: Geoffrey P. Batt
                                          Title: Attorney-in-Fact

         Signature Page to Novelis Inc.'s Registration Rights Agreement

                                    4260848 CANADA INC.

                                    By:  /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title:  Attorney-in-Fact
                                    4260856 CANADA INC.

                                    By:  /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact

                                    UK SUBSIDIARY GUARANTORS:
                                    NOVELIS EUROPE HOLDINGS LTD.
                                    By its duly appointed attorney:

                                         /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt

                                    NOVELIS UK LTD.
                                    By its duly appointed  attorney:

                                         /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt

         Signature Page to Novelis Inc.'s Registration Rights Agreement

                                    BRAZILIAN GUARANTOR:
                                    NOVELIS DO BRASIL LTDA.

                                    By:   /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact

                                    Witnesses:
                                    1.       /s/ Alejandra V.Hernandez
                                             -----------------------------------

                                    Name     Alejandra V. Hernandez

                                    ID
                                             -----------------------------------

                                    2.       /s/ Marlena Crippin
                                             -----------------------------------

                                    Name     Marlena Crippin


                                    ID
                                             -----------------------------------


         Signature Page to Novelis Inc.'s Registration Rights Agreement

                                   SWISS GUARANTORS:
                                   NOVELIS AG

                                   By:   /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact
                                   NOVELIS VALAIS S.A.

                                   By:   /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact
                                   NOVELIS TECHNOLOGY AG

                                   By:   /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact

                                   IRISH GUARANTOR:
                                   Signed Sealed and Delivered by:

                                   By:   /s/ Geoffrey P. Batt
                                         ---------------------------------------
                                         Name: Geoffrey P. Batt
                                         Title: Attorney-in-Fact
                                         duly appointed attorney for and on
                                         behalf of:
                                         NOVELIS ALUMINIUM HOLDING
                                         COMPANY
                                         in the presence of:

                                         /s/ Alejandra V. Hernandez
                                         ---------------------------------------

                                         Name: Alejandra V. Hernandez
                                         Address: 125 Broad Street
                                         New York, NY 10036

                                         Occupation

         Signature Page to Novelis Inc.'s Registration Rights Agreement

                                   GERMAN SUBSIDIARY GUARANTOR:
                                   NOVELIS DEUTSCHLAND GMBH

                                         By:    /s/ Verschuer
                                                --------------------------------
                                         Name:  Verschuer
                                         Title: Managing Director


         Signature Page to Novelis Inc.'s Registration Rights Agreement

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

By: CITIGROUP GLOBAL MARKETS INC.

By: /s/ Whitner Marshall
    -------------------------
    Name: Whitner Marshall
    Title: Director

By: MORGAN STANLEY & CO. INCORPORATED

By: /s/ Kenneth G. Pott
    -------------------------
    Name: Kenneth G. Pott
    Title: Managing Director

By: UBS SECURITIES LLC

By: /s/ Allen Yates
    -------------------------
    Name: Allen Yates
    Title: Associate Director

By: /s/ John Kim
    -------------------------
    Name: John Kim
    Title: Associate Director

For themselves and the other several Initial
Purchasers named in Schedule I to
the Purchase Agreement.

         Signature Page to Novelis Inc.'s Registration Rights Agreement

                                   SCHEDULE I

                                          Novelis Corporation
                                          Novelis PAE Corporation
                                          Eurofoil Inc. (USA)
                                          Novelis do Brasil Ltda
                                          4260848 Canada Inc.
                                          4260856 Canada Inc.
                                          Novelis Cast House Technology, Ltd.
                                          Novelis Deutschland GmbH
                                          Novelis Aluminium Holding Company
                                          Novelis A.G.
                                          Novelis Technology A.G.
                                          Novelis Valais S.A.
                                          Novelis UK Ltd.
                                          Novelis Europe Holdings Ltd.

                                     ANNEX A

      Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, or such shorter period as will terminate when (i) all of the New Securities covered by the Exchange Offer Registration Statement have been distributed pursuant thereto and (ii) an Exchanging Dealer is no longer required to deliver a prospectus in connection with sales of the New Securities and, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                     ANNEX B

      Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. See "Plan of Distribution."

                                     ANNEX C

                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, or such shorter period as will terminate when
(i) all of the New Securities covered by the Exchange Offer Registration Statement have been distributed pursuant thereto and (ii) an Exchanging Dealer is no longer required to deliver a prospectus in connection with sales of the New Securities, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, ______, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

      The company will not receive any proceeds from any sale of new securities by brokers-dealers. New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of one year after the expiration date, or such shorter period as will terminate when (i) all of the New Securities covered by the Exchange Offer Registration Statement have been distributed pursuant thereto and (ii) an Exchanging Dealer is no longer required to deliver a prospectus in connection with sales of the New Securities, the company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                     ANNEX D

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _____________________________________________
Address: __________________________________________
         __________________________________________

Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the new securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of new securities and it has no arrangements or understandings with any person to participate in a distribution of the new securities. If the undersigned is a broker-dealer that will receive new securities for its own account in exchange for securities, it represents that the securities to be exchanged for new securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.